SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 1, 1996



                             Ralcorp Holdings, Inc.
             (Exact name of registrant as specified in its charter)

      Missouri                   1-12766                      43-1664297
  (State or other              (Commission                 (I.R.S. Employer
  Jurisdiction of              File Number)               Identification No.)
  Incorporation)

           800 Market Street, Suite 2900
                  St. Louis, MO                         63101
              (Address of principal                   (Zip Code)
                executive offices)


                                (314) 877-7000
            (Registrant's telephone number, including area code)



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Item 5.  Other Events.

In a Press Release  dated August 1, 1996, a copy of which is attached  hereto as
Exhibit 99.1 and the text of which is incorporated by reference herein, the Registrant announced earnings for its third quarter ended June 30, 1996.

Item 7.  Financial Statements and Exhibits.

Exhibit 99.1 Press Release dated August 1, 1996.






                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        RALCORP HOLDINGS, INC.
                                            (Registrant)


Date:    August 1, 1996                 By:  /s/ Richard A. Pearce
                                             ---------------------
                                             Richard A. Pearce
                                             Chief Executive Officer
                                             and President